UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 5, 2006

Date of Report (Date of Earliest Event Reported)

ESSENTIAL GROUP, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of

incorporation or organization)

0-32601	33-0597050
(Commission File Number)	(I.R.S. Employer Identification Number)

1325 Tri-State Parkway, Suite 300

Gurnee, Illinois 60031

(Address of principal executive offices, including zip code)

(847) 855-7676

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 5, 2006, Christopher Steidle, M.D., a member of the Board of Directors of Essential Group, Inc. (the “Company”), resigned from the Board of Directors, effective immediately. In addition, on January 9, 2006, Ira Klimberg, M.D., also a member of the Company’s Board of Directors, resigned from the Board of Directors, effective immediately.

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ESSENTIAL GROUP, INC.

	By:	/s/ Dennis N. Cavender
Date: January 12, 2006		Dennis N. Cavender
Executive Vice President, Chief Financial Officer and Secretary